POWER OF ATTORNEY

        Know all by these

presents, that the undersigned hereby

constitutes and appoints each of the

President, each Vice President, the

General Counsel, the Secretary and

each Assistant Secretary of Energen

Corporation, signing singly, the

undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of

the undersigned, in the undersigned's

capacity as an officer and/or

director of Energen Corporation (the

"Company"), Forms 3, 4, and 5 in

accordance with Section 16(a) of the

Securities Exchange Act of 1934 and

the rules thereunder;

(2) do and perform any and all acts

for and on behalf of the undersigned

which may be necessary or desirable

to complete and execute any such

Form 3, 4, or 5, complete and execute

any amendment or amendments thereto,

and timely file such form with the

United States Securities and Exchange

Commission and any stock exchange or

similar authority; and

(3) take any other action of any

type whatsoever in connection with

the foregoing which, in the opinion

of such attorney-in-fact, may be of

benefit to, in the best interest of,

or legally required by, the

undersigned, it being understood that

the documents executed by such

attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and

shall contain such terms and

conditions as such attorney-in-fact

may approve in such

attorney-in-fact's discretion.

        The undersigned hereby

grants to each such attorney-in-fact

full power and authority to do and

perform any and every act and thing

whatsoever requisite, necessary, or

proper to be done in the exercise of

any of the rights and powers herein

granted, as fully to all intents and

purposes as the undersigned might or

could do if personally present, with

full power of substitution or

revocation, hereby ratifying and

confirming all that such

attorney-in-fact, or such

attorney-in-fact's substitute or

substitutes, shall lawfully do or

cause to be done by virtue of this

power of attorney and the rights and

powers herein granted.  The

undersigned acknowledges that the

foregoing attorneys-in-fact, in

serving in such capacity at the

request of the undersigned, are not

assuming, nor is the Company

assuming, any of the undersigned's

responsibilities to comply with

Section 16 of the Securities Exchange

Act of 1934.

        This Power of Attorney

shall remain in full force and effect

until the undersigned is no longer

required to file Forms 3, 4, and 5

with respect to the undersigned's

holdings of and transactions in

securities issued by the Company,

unless earlier revoked by the

undersigned in a signed writing

delivered to the foregoing

attorneys-in-fact.

        IN WITNESS WHEREOF, the

undersigned has caused this Power of

Attorney to be executed as of

November 1, 2014.

 D. Paul Sparks, Jr.

 D. Paul Sparks, Jr.